UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2013

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-32833

(Commission File Number)

41-2101738

(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2960

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants’ under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

This Current Report on Form 8-K is being filed to provide certain supplemental information with respect to the segments of TransDigm Group Incorporated (“TransDigm” or the “Company”).

During TransDigm’s third quarter ending June 29, 2013, the Company changed its internal management and its reporting structure of financial information used to assess performance and allocate resources. Beginning with the Form 10-Q for the third quarter ending June 29, 2013, TransDigm will report three segments: Power & Control, Airframe and Non-aviation.

Exhibit 99.1 to this Current Report on Form 8-K, incorporated herein by reference, provides certain supplemental information with respect to the segments of TransDigm as of and for the three fiscal years ended September 30, 2012.

Exhibit 99.2 to this Current Report on Form 8-K, incorporated herein by reference, provides certain supplemental information with respect to the segments of TransDigm for the quarter ended December 29, 2012.

Exhibit 99.3 to this Current Report on Form 8-K, incorporated herein by reference, provides certain supplemental information with respect to the segments of TransDigm for the quarter and six months ended March 30, 2013.

The changes in the segment structure discussed above, as reflected in the supplemental information included in this Current Report on Form 8-K, affect only the manner in which the results of operations are reported beginning with TransDigm’s third quarter ending June 29, 2013. The prior period supplemental information included in this Current Report on Form 8-K is provided for comparative purposes. This Current Report on Form 8-K does not reclassify nor restate TransDigm Group’s previously reported consolidated financial statements for any period. TransDigm Group’s consolidated financial statements have not been updated for events or developments that occurred subsequent to the filing of the 2012 Form 10-K with the SEC.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

99.1	Segment supplemental information as of and for the three fiscal years ended September 30, 2012.

99.2	Segment supplemental information for the quarter ended December 29, 2012 and December 31, 2011.

99.3	Segment supplemental information for the quarter and six months ended March 30, 2013 and March 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus
Gregory Rufus
Executive Vice President, Chief
Financial Officer and Secretary

Date: June 13, 2013

Exhibit Index

Exhibit No.	Description

99.1	Segment supplemental information as of and for the three fiscal years ended September 30, 2012.

99.2	Segment supplemental information for the quarter ended December 29, 2012 and December 31, 2011.

99.3	Segment supplemental information for the quarter and six months ended March 30, 2013 and March 31, 2012.